Exhibit 10.2

RATTET, PASTERNAK & GORDON OLIVER, LLP
Attorneys for the Petitioner
550 Mamaroneck Avenue
Harrison, New York 10528
(914) 381-7400

JONATHAN S. PASTERNAK (6107)
ERICA R. FEYNMAN (1351)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
----------------------------------------------------X
In re:                                                   Chapter 11
                                                         Case No.  05B _________
LMIC MANUFACTURING INC.
d/b/a LINSANG MANUFACTURING INC.,

                              Debtor.

Tax ID: 52-2203713
----------------------------------------------------X

               AFFIDAVIT PURSUANT TO LOCAL BANKRUPTCY RULE 1007-2
               --------------------------------------------------
STATE OF NEW YORK       )
                              ) ss.:

COUNTY OF NEW YORK      )

      LUIS NEGRETE, being duly sworn, deposes and says:

      1. I am a member of the Board of Directors and the President of LMIC Manufacturing Inc. d/b/a Linsang Manufacturing Inc., a Delaware corporation with primary offices at 6435 Virginia Manor Road, Beltsville, MD 20705 ("Petitioner"). I submit this Affidavit pursuant to Local Bankruptcy Rule 1007-2.

      2.  There  are  no  other  bankruptcy   proceedings  pending  against  the
Petitioner.

      3. Pursuant to Bankruptcy Rule 1007(d) and the Local Rules of this Court, the Petitioner is required to file with this petition a list containing the names and addresses of the twenty (20) largest unsecured creditors excluding (i) those creditors who or which would not be entitled to vote at a creditors' meeting under 11 U.S.C. Section 702; (ii) such creditors who were employees of the Petitioner at the time of the filing of its petition for reorganization; and
(iii) creditors who are "insiders" as that term is defined in 11 U.S.C. Section 101(30). The requisite list of unsecured creditors is annexed hereto as Exhibit "B".

      4. In addition, the Petitioner is also required to file a list containing the names and addresses of the five (5) largest secured creditors. Said list is annexed hereto as Exhibit "C".

      5. Annexed hereto as Exhibit "D" is a corporate resolution authorizing the Petitioner's Chapter 11 filing.

      6. Annexed hereto as Exhibit "E" is a list of the lawsuits currently pending against the Petitioner.

      7. No committee of creditors was organized prior to the filing of the Chapter 11 Petition accompanying this Affidavit.

      8. Petitioner is a contract electronics manufacturing services firm that provides design, manufacturing and post production deployment and maintenance services to established and emerging original equipment manufacturers of complex equipment in the networking, telecommunications, computer, defense industrial and medical instrumentation markets.

      9. The Petitioner is an affiliate of LMIC Inc., a joint petitioner, who maintains an office at 520 Madison Avenue, 38th floor, New York, New York, 10022, c/o Wharton Capital, where it convenes its board meetings.

      10. Substantially all of the Petitioner's books and records are located the Petitioner's primary offices at 6435 Virginia Manor Road, Beltsville, MD 20705.

      11. The estimated payroll (exclusive of officers, stockholders and directors and exclusive of payroll taxes) for employees of Petitioner for the thirty days following the filing of the Chapter 11 Petition is $126,507.24. The amounts now being paid and proposed to be paid for services to be rendered by the officers of Petitioner as employees, for a period of thirty (30) days following the filing of the Chapter 11 Petition is $51,666.66.

      12. The estimated additional costs of operations for Petitioner, exclusive of wages and salaries, for the thirty (30) days following the filing of its Chapter 11 Petition aggregate approximately $560,000.00. The Debtor expects to operate at a loss of approximately $293,000.00 over the next thirty (30) days. Annexed hereto as Exhibit "G" is a consolidated schedule of Assets and Liabilities for the Debtor and its parent, LMIC Inc. and Exhibit "H" is a Consolidated 30 day projection of income and expenses and cash flow statement, as required by LBR 1007-2(b)(3).

      13. The reason for filing the instant Chapter 11 Petition is that the Petitioner's shareholders have made extensive capital contributions to Petitioner which is still in its formative stages and has yet to fully realize the benefits of the substantial capitalizations made to date. As a result, the Petitioner has suffered operating losses and accumulated significant debt to date.

      14. The needs and interests of the Petitioner and its creditors will best be served by the Petitioner's possession of its assets and management of its affairs as a Debtor-in-Possession under Chapter 11 until confirmation of a reorganization plan.

                                         /s/ Luis Negrete
                                         -----------------
                                          LUIS NEGRETE
                                          Member and President

Sworn to before me this 6th day of May, 2005.

   /s/ Jonathan S. Pasternak
---------------------------------------------
Notary Public

                                   EXHIBIT "B"

                       TWENTY LARGEST UNSECURED CREDITORS*

                            OF LMIC MANUFACTURING INC

* List does not include insiders within the meaning of 11 U.S.C. Section
101(14)

Name of Creditor                                      Estimated Amount
----------------                                      ----------------

Laurus Master Fund                                    $1,500,000.00
825 Third Avenue, 14th Floor
New York, NY 10022
Attn: Lloyd W. Davis

Robert W. O'Neel III                                  $  750,000.00
520 Madison Avenue
38th Floor
New York, NY 10022

Ammendale Commerce Center                             $  757,660.75
c/o Polinger Shannon & Luchs
5530 Wisconsin Avenue, Suite 1000
Chevy Chase, MD 20815

Lucent                                                $  720,000.00
600 Mountain Avenue
Murray Hill, NJ 07974

Aldeburgh Ltd.                                        $  375,000.00
12400 Ellen Court
Silver Spring, MD 20904

William Wilson                                        $  200,000.00
18 Westisle Place
The Woodlands, TX 77381

DDK & Company LLP                                     $  151,246.00
One Penn Plaza
54th Floor
New York, NY 10119

Prince George's County                                $  146,311.05
Box 1700
Upper Marlboro, MD 20772-1700

Willkie Farr & Gallagher, LLP                         $  136,781.05
787 Seventh Avenue
New York, NY 10019-6099

Gerome Manufacturing Co.                              $  119,381.46
PO Box 1089
Uniontown, PA 15401-1089

A&R Engineering, Inc.                                 $  113,401.24
7322 Westmore Road

Rockville, MD 20850

Richard Hurowitz                                      $  100,000.00
477 Madison Avenue
8th Floor
New York, NY 10022

Arrow/Wyle Electronics                                $   72,442.56
PO Box 350090
Boston, MA 02241-0590

Digi-Key                                              $   71,004.03
PO Box 250
Theif River Falls, MN 56701

Avnet Electronics Marketing                           $   58,151.34
PO Box 70390
Chicago, IL 60673

Waytec Electronic                                     $   57,202.91
PO Box 11765
Lynchburg, VA 24506

Primagency, Inc.                                      $   50,000.00
95 Morton Street
New York, NY 10014

Midwest Printed Circuit Services, Inc.                $   45,239.10
1741 Circuit Drive
Round Lake Beach, IL 60073

Travelers                                             $   44,579.00
CL Remittance Center
800 Third Avenue
17th Floor
Hartford, CT 06183-1008

Carefirst- Blue Cross Blue Shield                     $   44,273.74
840 First Street NE
Washington, DC 20065

Lippert Heilshorn & Associates                        $   39,056.87
800 Third Avenue, 17th Floor
New York, NY 10022

                                   EXHIBIT "C"

                         FIVE LARGEST SECURED CREDITORS

                           OF LMIC MANUFACTURING INC.

Name                                                  Estimated Amount
----                                                  ----------------
Banking Branch & Trust Company                        $ 2,478,273.00
11000 Broken Land Parkway
Suite 100
Columbia, MD 21044
Attn: Michael S. Fodel

                                   EXHIBIT "D"

                              CORPORATE RESOLUTION

      The undersigned, member of the Board of Directors and President of LMIC Manufacturing Inc., a corporation organized under the laws of the Commonwealth of Delaware (the "Corporation"), does hereby certify that at a duly called meeting of Directors held on the 2nd day of May, 2005, the following resolutions were adopted, and they have not been modified or rescinded, and are still in full force and effect:

"RESOLVED, that in the judgment of the Corporation, it is desirable and in the best interests of the Corporation, that its officers be empowered to cause a petition under Chapter 11 of the Bankruptcy Code to be filed by the Corporation upon such date, and in the event, in their discretion, such action should become necessary for the protection of the Corporation and the preservation of its assets without further notice to the officers of the Corporation; and it is further

RESOLVED, that the Officers of the Corporation, or any of them, be and they hereby are authorized on behalf of the Corporation to execute and file all petitions, schedules, lists and other papers and to take any and all action which they may deem necessary or proper in connection with such proceedings under Chapter 11, and in that connection to retain and employ Rattet, Pasternak & Gordon Oliver, LLP, and to retain and employ all assistance by other legal counsel or otherwise which they may deem necessary or proper with a view to the successful conclusion of such reorganization case."

IN WITNESS WHEREOF, I have hereunto set my hand, this 2ND day of May, 2005.

                               /s/  Luis Negrete
                               ------------------
                                    LUIS NEGRETE
Sworn to before me this
6th day of May, 2005

/s/  Jonathan S. Pasternak
--------------------------
     Notary Public

                                   EXHIBIT "E"

                               PENDING LITIGATION

Microgistix Operations Inc. v. Linsang Manufacturing, Inc.
State of Minnesota, County of Hennepin, District Court, Fourth Judicial
District

Ammendale Commerce Center LP v. LMIC, Inc., f/k/a Linsang Manufacutring Maryland District Court, Prince George's County

Storm Copper Components v. Linsang Manufacturing, Inc.
State of Tennessee, County of Meigs, Case No  5877

Gerome Manufacturing Company, Inc. v. LMIC, Inc., and Linsang Manufacturing,
Inc.
In the Court of Common Pleas, Fayette County, Pennsylvania
No. 683 of 2005

Lucent Technologies, Inc. v. Linsang Manufacturing, Inc. and Linsang
Partners, LLC
State of Maryland, Circuit Court, Prince George's County
Case No. 05-07475

In the Matter of the Arbitration between Jesup & Lamont Securities Corp. and Linsang Manufacturing, Inc., International Chamber of Commerce

                                   EXHIBIT "F"

                       AFFILIATES, DIRECTORS AND OFFICERS
                            OF LMIC MANUFACTURING INC

Officers:   Kwok Li

            4814 Montgomery Lane
            Bethesda, MD 20814

            Luis Negrete
            1326 Lessard Lane
            McLean, VA 22101

            Payesh Jhaveri
            6081 Ducketts Lane
            Elkridge, MD 21075

            Jeffrey Harris
            506 Oxford Road
            Havertown, PA 19083

            Mary Faith Boyer
            803 Bayfield Street
            Takoma Park, MD 20912

            Shreenath Shetty
            47 Valerian Court
            Rockville, MD 20852

Directors:  Kwok Li

            4814 Montgomery Lane
            Bethesda, MD 20814

            Luis Negrete
            1326 Lessard Lane
            McLean, VA 22101

            Barton Shigmura
            5391 Blackhawk Drive
            Danville, CA 94506

            Ajit K. Medhekar
            19700 Farewell Avenue
            Saratoga, CA 95070

Affiliates: None

                                   EXHIBIT "G"

            SUMMARY OF ESTIMATED CONSOLIDATED ASSETS AND LIABILITIES
                      OF LMIC MANUFACTURING INC AND PARENT

SEE ATTACHED

                                    EXHIBIT H

                CONSOLIDATED 30 DAY INCOME & EXPENSE PROJECTIONS
                      OF LMIC MANUFACTURING INC. AND PARENT

SEE ATTACHED

RATTET, PASTERNAK& GORDON OLIVER, LLP
Attorneys for the Petitioner
550 Mamaroneck Avenue
Harrison, New York 10528

(914) 381-7400

JONATHAN S. PASTERNAK (6107)
ERICA R. FEYNMAN (1351)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
--------------------------------------------------X
In re:                                                   Chapter 11
                                                         Case No. 05 B _________
LMIC MANUFACTURING INC,
d/b/a LINSANG MANUFACTURING,

                  Debtor.

Tax ID: 52-2203713

--------------------------------------------------X

                             CERTIFICATION OF MATRIX

      LUIS NEGRETE, being duly sworn, deposes and says that he is President and Chief Operating Officer of the above-captioned Petitioner (the "Petitioner"), and that the within List of Creditors made pursuant to the Local Rules of this Court is true, complete and correct to the best of deponent's knowledge and, based upon information and belief, contains the names and post office address, including zip codes, of the Petitioner's creditors, and appropriate taxing authorities.

                                    /s/ Luis Negrete
                                    ----------------
                                    LUIS NEGRETE
Sworn to before me this
        day of May, 2005

/s/ Jonathan S. Pasternak
-------------------------
NOTARY PUBLIC

                                     MATRIX

Internal Revenue Service Center
PO Box 105703
Atlanta, GA 30348-5703

Internal Revenue Service Center
PO Box 105703
Atlanta, GA 30348-5703

Internal Revenue Service
290 Broadway
Fourth Floor
New York, NY 10007

Attn: Lisa Wold, Insolvency Group 4

State of Maryland
PO Box 17291

Baltimore, MD 21297-0365

Comptroller of Maryland
Revenue Administration Division
Annapolis, MD 21411-0001

PA Department of Revenue
Dept. 280405
Harrisonburg, PA 17128

Office of the United States Trustee
33 Whitehall Street, 21st Floor

New York, NY 10004

VA Department of Taxation
PO Box 27264
Richmond, VA 233218-7264

Ammendale Commerce Cntr.
C/O Polinger Shannon & Luchs
5530 Wisconsin Avenue,Suite 1000
Chevy Chase, MD 20815

DDK & Company LLP
One Penn Plaza, 54th Floor

New York, NY 10119

Prince George's County\Treasury Division
PO Box 1700
Upper Marlboro, MD 20772-1700

Willkie, Farr, & Gallagher LLP
787 Seventh Avenue
New York, NY 10019-6099

Carefirst-Bluecross Blueshield
840 First Street NE

Washington, DC 20065

Gerome Manufacturing Co.
P.O. Box 1089
Uniontown, PA 15401-1089

A&R Engineering Inc.
7322 Westmore Road
Rockville, MD 20850

Arrow/Wyle Electronics
Po Box 350090
Boston, MA 02241-0590

Digi-Key
Po Box 250

Thief River Falls, MN 56701

Avnet Electronics Marketing
Po Box 70390
Chicago, IL 60673-0390

Waytec Electronic
Po Box 11765
Lynchburg, VA 24506

Primagency Inc.
95 Morton Street
New York, NY 10014

Midwest Printed Circuit Services Inc.
1741 Circuit Drive
Round Drive Beach, IL 60073

Travelers
CL Remittance Center
Hartford, CT 06183-1008

Cavalier International Air Freight Inc.
250 Sheffield St.

Mountainside, NJ 07092

Lippert Heilshorn & Associates Inc.
800 Third Avenue, 17th Floor

New York, NY  10022

Jaco Electronics Inc.
145 Oser Ave
Hauppauge, NY 11788

Ustek, Inc
4663 Executive Drive
Columbus, OH 43220

Pepco
P.O. Box 97275
Washinton, DC 20090-7275

Loewengart, Steve
9 Craven Lane
White Plains, NY 10605

Estecom, Inc
540 Martin Avenue
Santa Clara, CA 950501

Avnet Technology Solutions
Po Box 70390
Chicago, IL 60673-0390

Chumbo.Com
221 North First Street
Minneapolis, MN 55401

Danaher
5900 Eastport Blvd
Richmond, VA 23231

Viscom Inc.
3290 Green Pointe Parkway
Norcross, GA  30092

ADT Security Services
P.O. Box 371956
Pittsburgh, PA   15250-7956

P&M Industries
1425 Grandview Avenue

PO Box 520
Thorofare, NJ 08086

Wynit
6847 Elliott Drive
East Syracuse, NY 13067

Storm Copper Components Company
Po Box 99

Decatur, TN  37322

Global Solutions Electronics Company
5711 Independence Circle

Fort Myers, FL 33912

Metlife
Po Box 804466

Kansas City, MO 64180-4466

Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP
101 East 52nd Street

New York, NY 10022-6018

Blaze Network Products
2134 Rheem Dr., Ste A
Pleasanton, CA 64588-5601

Dynamic & Proto Circuits
869 Barton Street
Stoney Creek Canada L8E5G6

California Glass Bending Corporation
320 East Harry Bridges Blvd

Wilmington, CA 90744

Ro Associates Incorporated
PO Box 61419
246 Caspian Drive
Sunnyvale, CA  94088

Hi-Tech Fabrication Inc.
8900 Midway West Road
Raleigh, NC 27617

Opus Solutions, Inc.
26941 Cabot Road Suite 120
Laguna Niguel, CA 9265

Mutual Of Omaha
Phoenix Business Park
1669 Phoenix Pkwy, Ste 210

PO Box 740705
Atlanta, GA 30374-0705

Ghidra Holdings, Inc.
Po Box 4373

Silver Spring, MD  20914-4373

ASI Corporation
1680 N. Glenville Drive, Suite 168
Richardson, TX 75081

Tri State Financial LLC
109 North 5th Street
Saddle Brook, NJ  07663

Justin Sap
439 5th Avenue, Apartment 2l

Brooklyn, NY 11215

WHS Consulting
Enterprise Financial Consulting
12355 Sunrise Valley Drive, Suite 610

Reston, VA 20191

Thomson Financial Corporate Group
195 Broadway, 11th Floor

New York, NY  10007

Continental Stock Transfer & Trust Co
17 Battery Place

New York, NY 10004

Emcor Services Combustioneer Corp
643 Lofstrand Lane

Rockville, MD  20850

MCI Worldcom
MCI Dept Ch 10634

Palatine, IL  60055-0634

Richardson Electronics, Ltd.
417 Centerpointe Cir, Ste 1711
Altamonte Springs, FL 32701

Boston Computer Group
99 Washington Street
Melrose, MA 02176

Carlton-Bates Company
1085 Cranbury-South River Rd
Jamesburg, NJ  08831

Foxconn (Honhai Precision)
66 Chung Shan Road
Tu-Chech Industrial District
Taiwan, R.O.C.

Taipei

Kwikspec Parts, Inc
P.O. Box 0039
Beltsville, MD 20704-0039

Internal Revenue Service
Department of the Treasury
Cincinnati, OH 45999-0039

RF Connection
13 N. Fredrick Avenue, #11
Gaithersburg, MD  20877

M.P.R. Electronics Ltd

Unit 66d Trent Business Cntr., Canal Street,
Long Eaton, Nottinghamshire Ng10 4ga

McMaster Carr
P.O. Box 7690
Chicago, IL 60680-7690

Ups Supply Chain Solutions Inc
PO Box 34486

Louisville, KY 40232

Verizon
Po Box 17577

Baltimore, MD  21297-0513

Insight Direct
6820 South Harl Avenue

Tempe, AZ 85283

Vintage Filings LLP
301 Eastwood Road
Woodmere, NY 11598

Nextel Communications
P O Box 17621
Baltimore, MD  21297

GE Capital
PO Box 642111

Pittsburgh, PA  15264-2111

Fair-Rite Products Corporation
Po Box 8500-3050
Philadelphia, PA 19178-3050

Sun Microsystems, Inc.
777 Gateway Blvd
Newark, CA 94560

Advanced Circuits
21100 East 33rd Drive
Aurora, CO 80011

Ups
PO Box 72470244

Philadelphia, PA  19170-0001

Iron Mountain Osdp-Baltimore
Im Off Site Data Protection

PO Box 27129
New York, NY 10087-7129

Electro Rent Corporation
Dept. Ch 10997
Palatine, IL  60055-0997

Antelica LLC
7848 Muirfield Court
Potomac,MD  20854

Trimite Powders
5680 N. Blackstock Road
Spartanburg, SC 29304-2785

HMC Electronics
33 Springdale Ave
P.O. Box 526
Canton, MA  02021

L-Com, Inc.
45 Beechwood Drive

North Andover, MA  01845

Citel, Inc.
1515 NW 167th Street

Suite 5-223
Miami, FL 33169

Adp Investor Communication Services
Po Box 23487

Newark, NJ  07189

Resys Inc.
4560 Ridge Drive
Salem, OR   97303

EAC Corporation
380 North Street

Attention:  Christina Johnson
Teterboro, NJ 07608

Kelly Hvac

8431 Old Marlboro Pike, Ste 200
Upper Marlboro, MD  20772

Newark Electronics
P.O. Box 94151
Palatine, IL  60094-4151

Foster, Larry
16 O'Brien Ave

Taneytown, MD  21787

Indium Corporation of America
P.O. Box 269,1676
Lincoln Avenue

Utica, NY  13503

API Delevan
C/O Chesapeake Technology, Inc.
270 Quaker Road

East Aurora, NY 14052

Clear River Technical Services Corp.
948 East Wallum Lake Rod

Poscoag, RI 02859

Vitronics Soltec
Po Box 27566

New York, NY 10087-7566

Ad-Tech Electronics, Inc.
1298 S. 28th. St.
Harrisburg, PA 17111

Schindler Elevator Corporation
PO Box 93050
Chicago, IL  60673-3050

Matrix Telecom
2207 Commerce Street
Dallas, TX   75201

Feldman Weinstein, LLP
420 Lexington Ave
New York, NY  10170-1881

Temex Electronics Inc
17235 N. Avenue, Suite G-100

Glendale, AZ 85308
Attn: Branka

Mechtronics Sales,Inc
10015 Old Columbia Road, Suite B215

Columbia, MD 21046

Business Wire
P O Box 45348

San Francisco, CA 94145-0348

Negrete, Luis
1224 Colvin Meadows Lane
Great Falls, VA 22066

PDR Xytronics
6320 Belleau Wood Lane
Sacramento, CA 95822

Dynamic Plastics Inc.
29831 Commerce Blvd.
Chesterfield, MI 48051

IDS

9901 Business Parkway, Suite J
Lanham, MD 20706

Mark Electronics
11215 Old Baltimore Pike
Beltsville, MD 20705

Optrex America, Inc.
46723 Five Mile Road
Plymouth, MI 48170-2422

Universal Systems
11438 G Cronridge Road
Owings Mills, MD 21117

Hi Tech Fasteners
P.O. Box 517
Buckeystown, MD 21717

Components Center
11208 Young River Avenue
Fountain Valley, Ca 92708

Atlan Dyess Company, Inc
935 North Main Street
Ft. Worth, TX 76106 US

AAT Technology
6020 Parkway North Drive

Suite 1100
Cummings, GA 30048-5857

James Reid & Associates
Blue Mountain Natural Springs

PO Box 448
Culpeper, VA 22701

Simplexgrinnell
Dept. Ch 10320
Palatine, IL 60055-0320

CT Corporation System
P.O. Box 4349
Carol Stream, IL 60197-4349

Planas, Richard
1206 Fox Run Place
Woodbridge, VA 22191

Trans World Connections Ltd
11039b Timberlake Road

PO Box 4198
Lynchburg, VA 24502

Global Test Equipment
1424 Centre Circle
Downers Grove, Il 60515

Mpaq Electronics
4850 Wright Road, Suite 150

Stafford, TX 77477

Central Transport Intl. Inc.
Po Box 33299
Detroit, MI 48232

Accurate Screw Machine Corp.
10 Audrey Place
Fairfield, NJ 07004-6095

Wolinetz, Lafazan & Company, Pc
5 North Village Avenue
Rockville Centre, NY 11570

Majelac Technologies
905 Harrison Street, Suite 127

Allentown, PA 18103

Bond Business Products
11421 Cronhill Drive, Suite H
Owings Mills, MD 21117

Exair Corporation
Location 00766

Cincinnati, OH 45264-0766

Speedline Technologies
Po Box 90410
Chicago, IL 60696-0410

Esco, LLC
Po Box 51242

Los Angeles, CA 90051

Hanaco
3965 Schaefer Avenue
Chino, CA 91710

Olsen Audio Group, Inc.
7845 East Evans Road, Suite E
Scottsdale, AZ 85260-2919

Grainger
Department 896-853769321
Palatine, IL 60038

Rochester Electronics
10 Malcolm Hoyt Drive
Newburyport, MA 01950

Terminix

7475 Old Alexandria Ferry Road
Clinton, MD 20735-1834

Alpha Solders
100 Arlington Avenue
Keamy, NJ 07032

Washington Gas
Po Box 830036

Baltimore, MD 21283-0036

Omega Engineering
P.O. Box 4047
Stanford, Ct 06907

Anixter
P.O. Box 847428
Dallas, TX 75284-7428

Pitney Bowes Credit Corp.
Po Box 856390
Louisville, KY 40285-6390

Marketing East
100 Cummings Center, Suite 161F

Beverly, MA 01915

First Call Plumbing, Inc
3334 Mount Airy Court
Davidsonville, MD 21035

Lectracom
6850 N. Shiloh Road
Suite K Box 223
Garland, TX 75044

Siemens Dematic Electronics Assembly Systems
3140 Northwoods Parkway, Suite 300

Norcross, GA 30071

Triple E Corp.
60 Foot of Crosby Street

Lowell, MA 01852

Quill
Po Box 94081

Palatine, IL 60094-4081

Century Fasteners Corp.
50-20 Ireland Street
Elmhurst, NY 11373

Dynamic Telecommunications Inc.
12810 Wisteria Drive

Germantown, MD 20874

MSC Industrial Supply
Dept. Ch 0075
Palantine, IL 60055-0075

EOJ - Eckert Optical
412 Halsey Road
Annapolis, MD 21401

Hoffman Products
20700 Hubbell Ave
Oak Park, MI 48237

Rubin, Ephi
6437 Edsall Road, Apt 102
Alexandria, VA 22312

Estco Enterprises, Inc.
1549 Simpson Way
Escondido, CA 92029

Rainbow Florist & Delectables, Inc
370 Main Street

Laurel, MD 20707

ASC Capacitors
301 West O Street

Ogallala, NE 69153

FAI

3273 Paysphere Circle
Chicago, IL 60674

Aaeon Electronics Inc.
3 Crown Plaza
Hazlet, NJ 07730

Lee Spring Company
1462-62nd Street
Brooklyn, NY 11219

RSO, Inc
Fein 52-1238803
PO Box 1450

Laurel, MD 20725-1450

Mini Micro Stencil
1165 Linda Vista Drive, Suite 107

San Marcos, CA 92078

Rehab Opportunities
5100 Philadelphia Way
Lanham, MD 20706

America Ii Electronics, Inc.
11701 28th Street North
St. Petersburg, FL 33716

Verisign/ Network Solutions, Inc
Verisign, Inc.

Po Box 17305
Baltimore, MD 1297-0525

Custom Cables, Inc.
9125-C Whiskey Bottom Road

Laurel, MD 20723

Federal Express
Po Box 371461

Pittsburgh, PA 15250-7461

Tilley Chemical Company Inc.
501 Chesapeake Park Plaza

Baltimore, MD 21220

Nova Magnetics, Inc.
1101 East Walnut Street
Garland, TX 75040

Wasserman, Mancini & Chang, P.C.
1915 I Street, N.W., Suite 400

Washington, DC 20006

Lucent
600 Mountain Avenue
Murray Hill, NJ 07974

Sa. Technologies Inc
600 Mountain Avenue
Murray Hill, NJ 07974

Ajit Medhekar
2890 Zanker Road, Suite 102

San Jose, CA 95134

Linsang Management
Po Box 4373

Silver Spring, MD 20914-4373

William Wilson
18 Westisle Place

The Woodlands, TX 77381

Richard Hurowitz
477 Madison Ave., 8th Floor

New York, NY 10022

Robert W. O'Neel III
520 Madison Avenue, 38 Floor
New York, NY 10022

Luis Negrete
1326 Lessard Lane

Mclean, VA. 22101

Aldeburgh Ltd.
12400 Ellen Court

Silver Spring, MD 20904

Banking Branch & Trust Company
11000 Broken Land Parkway

Suite 100
Columbia, MD 21044
Attn: Michael S. Fodel

Laurus Master Fund
825 Third Avenue, 14th Floor

New York, NY 10022
Attn: Lloyd W. Davis

Telogy, Inc.
3885 Bohannon Drive
Manlo Park, CA 94025

Banking Branch & Trust Company
11000 Broken Land Parkway

Suite 100
Columbia, MD 21044
Attn: Michael S. Fodel

Laurus Master Fund
825 Third Avenue, 14th Floor

New York, NY 10022
Attn: Lloyd W. Davis

Lucent
600 Mountain Avenue
Murray Hill, NJ 07974

Rod Whiton
4 River View Court
Ringoes, NJ 08551

Kwok Li
6435 Virginia Manor Road
Beltsville, MD 20705

Omicron
810 Seventh Avenue
39th Floor
New York, NY 10019

John Joseph Duffy
2712 Beechwood Lane
Fallston, MD 21047

Barton Y. Shigemura
5391 Blackhawk Drive
Danville, CA 94506

Vertical Ventures
641 Lexington Avenue
New York, NY 10022-4503

Aladdin Investment, LLC
c/o Aladdin Advisors, LLC
520 Madison Avenue, 38th Floor
New York, NY 10022

Sung, Kevin
7201 Swansong Way
Bethesda, MD 20817

Delaware Secretary of State
State of Delaware
Division of Corporations
7833 Walker Drive
3rd Floor

Greenbelt, MD 20770

LMIC Maufacturing, Inc.
State of Delaware
Division of Corporations
7833 Walker Drive
3rd Floor
Greenbelt, MD 20770

Bregman, Berbert, Schwartz & Gilday, LLC
7315 Wisconsin Ave

Suite 800 W
Bethesda, MD 20814
Attn: Walter Lee, Esq.

Cook, Hinginbotham & Adams
55 East Church Street
Uniontown, PA 15401
Attn: Jason F. Adams, Esq.

Leonard, O' Brien, Spencer et al.
55 Fifth Street

Suite 800
Saint Paul, MN 55101
Attn: Kerry A. Trapp, Esq.

Kirkpatrick Lockhart
1800 Massachusetts Avenue
Washington, DC 20036-1221
Attn: Marc Foster, Esq.

Bennington, Patrick, Beard, Schulman et al.
537 Market Street, Suite 202

Chattanooga, TN 37402
Attn: L. Blair, Esq.

Rice & Winer
300 Forest Avenue

Chattanooga, TN 37405-3985
Attn: John T. Rice, Esq.

Richard Hurowitz
477 Madison Avenue
8th Floor
New York, NY 10022

William Wilson
18 Westisle Place

The Woodlands, TX 77381

Carl A. Harris & Associates, P.C.
Atttorneys for Prince George's County, MD
P.O. Box 1168 Upper Marlboro, MD 20773-1168